Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wesco Aircraft Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Hal Weinstein, Interim Chief Executive Officer of the Company, and Gregory A. Hann, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                                              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                                              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 6, 2015

/s/ Hal Weinstein
Name: Hal Weinstein
Title: Interim Chief Executive Officer (Principal Executive Officer)

Dated: February 6, 2015

/s/ Gregory A. Hann
Name: Gregory A. Hann
Title: Executive Vice President and Chief Financial Officer
(Principal Financial Officer)